TRANSAMERICA FUNDS

Transamerica Balanced II

Supplement to the Currently Effective Class R, R4 and I3 Prospectus, Summary Prospectus and Statement of Additional Information

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Class R and I3 shares of the fund are now available for purchase. The fund is available only to the shareholders of Transamerica Partners Balanced and Transamerica Partners Balanced Portfolio at the time of the reorganizations into the fund.

The following replaces in its entirety the information in the Prospectus and Summary Prospectus under the heading “Performance”:

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.

The fund acquired the assets and assumed the liabilities of two Transamerica Partners funds, including Transamerica Partners Balanced (the “predecessor fund”), on September 15, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund’s financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R shares of the fund. The performance of Class R shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the estimated annual operating expenses of Class R shares.

The past performance shown below is for Class R shares. Although Class I3 shares would have similar annual returns as Class R shares because the classes are invested in the same portfolio of securities, the returns for Class I3 shares will differ from Class R shares to the extent that the classes have different expenses. Performance information for Class I3 shares will be included in a future prospectus after the class has been in operation for one calendar year.

Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Prior to July 9, 2010, different sub-advisers managed the predecessor fund and used different investment strategies. The performance set forth prior to that date is attributable to those previous sub-advisers.

Prior to May 1, 2014, the predecessor fund had a different fixed-income sub-adviser and used different investment strategies for the predecessor fund’s fixed-income component. The performance set forth for the period between July 9, 2010 and April 30, 2014 is partly attributable to that previous fixed-income sub-adviser.

Annual Total Returns (calendar years ended December 31) – Class R

	Quarter Ended	Return

Best Quarter:	6/30/2009	13.49%
Worst Quarter:	12/31/2008	-14.11%

Average Annual Total Returns (periods ended December 31, 2016) – Class R

	1 Year	5 Years	10 Years	Inception Date
Transamerica Balanced II	7.69%	9.52%	5.21%	07/05/1994
S&P 500® (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%

The last sentence in the “Purchase and Sale of Fund Shares” section of the Prospectus and Summary Prospectus is deleted and replaced to read as follows:

Class R shares of the fund are available only to the shareholders of Transamerica Partners Balanced at the time of the reorganization into the fund. Class I3 shares of the fund are only available to shareholders of Transamerica Partners Balanced Portfolio at the time of the reorganization into the fund. Class R4 shares of the fund are not currently available for purchase.

The following supplements and supersedes information in the Prospectus under the heading “Financial Highlights”:

Financial highlights for Transamerica Balanced II are based on the historical financial highlights of Transamerica Partners Balanced (the “predecessor fund”). For the periods shown below, the information is that of the predecessor fund. The information presented through the period ended December 31, 2016 is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request. Financial highlights for the predecessor fund for the six month period ended June 30, 2017 are unaudited.

For a share outstanding during the years indicated:	Transamerica Balanced II – Class R
	June 30, 2017 (unaudited)	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$20.25	$19.39	$19.75	$18.12	$15.65	$14.06

Investment operations:(A)
Net investment income (loss)(B)	0.10	0.22	0.20	0.21	0.14	0.18
Net realized and unrealized gain (loss)	1.16	1.27	(0.22)	1.65	2.60	1.61
Total investment operations	1.26	1.49	(0.02)	1.86	2.74	1.79

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.25)	(0.21)	(0.23)	(0.27)	(0.20)
Net realized gains	–	(0.38)	(0.13)	–	–	–
Total dividends and/or distributions to shareholders	(0.12)	(0.63)	(0.34)	(0.23)	(0.27)	(0.20)
Net asset value, end of year	$21.39	$20.25	$19.39	$19.75	$18.12	$15.65

Total return(C)	6.25%(D)	7.69%	(0.08)%	10.35%	17.65%	12.80%

Ratio and supplemental data:
Net assets end of year (000’s)	$93,237	$90,455	$90,541	$77,447	$52,672	$41,680

Expenses to average net assets(A)
Excluding waiver and/or reimbursement	1.21%,(E)	1.18%	1.16%	1.21%	1.28%	1.30%
Including waiver and/or reimbursement(F)	1.16%(E)(H)	1.09%(G),(H)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets(A)	0.95%(E)	1.13%	1.00%	1.09%	0.85%	1.22%
Portfolio turnover rate of Series Portfolio	36%(D)	37%	50%	92%	123%	150%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Series Portfolio.

(B)	Calculated based on average number of shares outstanding.

(C)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.

(D)	Not annualized.

(E)	Annualized.

(F)	Includes waiver and/or reimbursement of fees at the underlying Series Portfolio level.

(G)	Includes reimbursement of custody fees at the underlying Series Portfolio level.

(H)

Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

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Investors Should Retain this Supplement for Future Reference

September 15, 2017